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                                                                   Exhibit 10.5
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            SECOND AMENDMENT TO WAREHOUSE LOAN AND SECURITY AGREEMENT

                                      among

                                  NHELP-I, INC.
                                 as the Borrower

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                 as the Trustee

                                       and

                     CONCORD MINUTEMEN CAPITAL COMPANY, LLC,
                                  as the Lender

                          Dated as of September 29, 1999

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
                                    ARTICLE I

                        AMENDMENTS TO ORIGINAL AGREEMENT
Section 1.01. Definitions..................................................  1
Section 1.02. Amendment to Section 2.02 of Original Agreement..............  2
Section 1.03. Amendment to Article VI of Original Agreement................  2

                                   ARTICLE II

                               GENERAL PROVISIONS
Section 2.01. Date of Execution............................................  5
Section 2.02. Laws Governing...............................................  6
Section 2.03. Severability.................................................  6
Section 2.04. Counterparts.................................................  6

                                   ARTICLE III

                      APPLICABILITY OF ORIGINAL AGREEMENT

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         THIS SECOND AMENDMENT TO WAREHOUSE LOAN AND SECURITY AGREEMENT (this
"Amendment") is made as of September 29, 1999 among NHELP-I, INC., a corporation duly organized under the laws of the State of Nevada (the "Borrower"), CONCORD MINUTEMEN CAPITAL COMPANY, LLC, a Delaware limited liability company ("Concord"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as eligible lender and trustee (the "Trustee").

                             PRELIMINARY STATEMENTS

         1. The Borrower, Concord and the Trustee have previously entered into that certain Warehouse Loan and Security Agreement dated as of September 30, 1998 (as heretofore amended by that First Amendment to Warehouse Loan and Security Agreement dated as of December 15, 1998, the "Original Agreement").

         2. Pursuant to Section 9.01 of the Original Agreement, the Borrower, the Required Lenders and, to the extent affected thereby, the Trustee may amend the Original Agreement with the prior written consent of the Agent. As of this date, Concord is the Required Lender and the Agent has given its written consent to the execution of this Amendment.

         NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                        AMENDMENTS TO ORIGINAL AGREEMENT

         ADDITIONS ARE INDICATED BY UNDERLINING AND DELETIONS ARE INDICATED BY BRACKETS THROUGHOUT THIS AMENDMENT.

         All words and phrases defined in Article I of the Original Agreement shall have the same meaning in this Amendment, except as otherwise appears in this Article.

         SECTION 1.01 DEFINITIONS. The definitions set forth below are added to the Original Agreement or amended to provide as follows:

                  "Facility Limit" means, at any time, [$500,000,000] $440,000,000 as such amount may be adjusted from time to time pursuant to Section 2.03; provided, however, at all times on or after the termination of the Revolving Period, the "Facility Limit" shall mean the Facility Amount.

                  "Liquidity Interest Rate" means the yield to be paid on Liquidity Advances. The Liquidity Interest Rate shall be equal to either (a) the sum of: (i) LIBOR and (ii) [0.625%] 0.95%, or (b) the Alternate Borrowing Rate, as selected in accordance with Section 2.02.

                  "Rehab-Consolidation Loan" means a Consolidation Loan for which (a) the borrower defaulted after the loan entered repayment (or is a combination of a loan for which a default

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         occurred after repayment commenced), (b) the borrower is currently making repayments, and (c) the applicable Guarantor has renewed the borrower's eligibility under Title IV of the Higher Education Act.

                  "Required Lenders" means (a) prior to any drawing by Concord under the Liquidity Facility, Concord, except as otherwise provided in
         Section 4.1(d) of the Liquidity Agreement, (b) subsequent to any drawing by Concord under the Liquidity Agreement and written notice to the Borrower of such drawing by the Agent, so long as any amounts are owed under this Agreement to Concord, Concord and the Agent, except as otherwise provided in Section [4.9] 4.1(d) of the Liquidity Agreement, and (c) at all other times, the Agent.

         SECTION 1.02 AMENDMENT TO SECTION 2.02 OF ORIGINAL AGREEMENT. Section 2.02(d) of the Original Agreement is hereby amended to read as follows:

                           (d) If as a result of a draw under the Liquidity Agreement the Agent shall become a Lender on any day other than the first day of an Interest Period, the Liquidity Interest Rate applicable to the Agent's Advances for the remainder of such Interest Period shall be (i) the Alternate Borrowing Rate plus 2.0% if such draw is the result of the occurrence of an Event of Default hereunder or the Agent shall not be given notice of such draw request not later than 12:00 noon, Pittsburgh time, at least three Business Days prior to the date of such draw, or (ii) the sum of (A) LIBOR and (B) [0.625%]0.95% if such draw is not the result of the occurrence of an Event of Default hereunder and provided that the Agent shall be given written notice of such draw request not later than 12:00 noon, Pittsburgh time, at least three Business Days prior to the date of such draw, unless otherwise agreed to by the Agent.

         SECTION 1.03 AMENDMENT TO ARTICLE VI OF THE ORIGINAL AGREEMENT. Article VI of the Original Agreement is hereby amended to read as follows:

                  If any of the following events ("Events of Default") shall occur:

                           (a) the Borrower fails to pay any of its Obligations under this Agreement or any of the other Transaction Documents when such Obligations are due or are declared due and such failure shall remain unremedied for one Business Day; or

                           (b) any representation or warranty made or deemed to be made by the Borrower (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made; or

                           (c) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document on its part to be performed or observed (other than in Section 5.12 hereof) and any such failure shall remain unremedied for three Business Days after written notice thereof shall have been received; or

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                           (d)      the Trustee, for the benefit of the Secured
                  Creditors, shall, for any reason, cease to have a valid and perfected first priority security interest in any of the Pledged Collateral; the Borrower shall, for any reason, cease to have a valid and perfected first priority ownership interest in each Financed Loan and Collections with respect thereto; or

                           (e) an Event of Bankruptcy shall have occurred with respect to the Borrower; or

                           (f) entry of a judgment or judgments in the aggregate in excess of $100,000 against the Borrower which are not (i) stayed, bonded, vacated, paid or discharged within 30 days after entry or (ii) fully covered by insurance as to which the insurance carrier has acknowledged coverage to the Borrower in writing within 30 days after entry; or

                           (g) (i) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by the Borrower to the Agent and Concord prior to the date of execution and delivery of this Agreement is pending against the Borrower or any of its Affiliates [Affiliate hereof], or
                  (ii) any material development not so disclosed has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, which, in the case of clause (i) or (ii), in the opinion of the Agent and the Required Lenders, has a Material Adverse Effect; or

                           (h) the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Borrower and such lien shall not have been released within 60 days, or the Pension Benefit Guarantee Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to
                  Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the assets of the Borrower or any of its Affiliates and such lien shall not have been released within 60 days; or

                           (i) a Servicer Event of Default shall have occurred or any Servicing Agreement shall not be in full force and effect for any reason, and, in either case, such Servicer or Servicing Agreement, as the case may be, shall not be replaced by a Servicer or a Servicing Agreement, as the case may be, acceptable to the Agent and the Required Lenders within 60 days of such event; provided, however, the foregoing event shall not be an "Event of Default" hereunder in such Servicer Event of Default arises under a Servicing Agreement with a Servicer that is not an Affiliate of the Seller and within the 30 days of the occurrence of such event, all Financed Loans then serviced by such Servicer are released from the Pledged Collateral in accordance with the terms of this Agreement; or

                           (j) at any time the sum of the aggregate outstanding Principal Balance of all Financed Loans that are Proprietary Loans exceeds 20% of the aggregate outstanding Principal Balance of all Financed Loans; or

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                           (k)      the Borrower shall fail to perform or
                  observe the covenant set forth in Section 5.12 hereof; or

                           (1) the occurrence of an event or circumstance that has a Material Adverse Effect; or

                           (m) at any time the sum of the aggregate outstanding Principal Balance of Financed Loans serviced by Servicers for which the reporting of financial information to the Agent is not permitted under their Servicing Agreements shall exceed 10% of the aggregate outstanding Principal Balance of all Financed Loans; or

                           (n) after [180] 90 days from any drawing by Concord under the Liquidity Agreement, one or more Liquidity Advances remain unpaid to the Liquidity Providers; or

                           (o) information in any of the reports described in Exhibits C, D or E hereof or in the reports described in the Valuation Agent Agreement[,] shall prove to have been false or incorrect in any material respect and such false or incorrect information shall remain uncorrected for three Business Days after written notice thereof shall have been received; or

                           (p) at any time the sum of the aggregate outstanding Principal Balance of all Rehab-Consolidation Loans exceeds 20% of the aggregate outstanding Principal Balance of all Financed Loans;

                  then, and in any such event, the Agent or Required Lenders may, by notice to the Borrower and the Trustee, declare the Termination Date to have occurred, whereupon all of the Obligations shall become immediately due and payable, except that, in the case of any event described in subsection (e) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event and all of the Obligations shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. Upon any such declaration or automatic occurrence, the Trustee and the Required Lenders shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to a secured party under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. The rights and remedies of a secured party which may be exercised by the Trustee and/or the Required Lenders pursuant to this Article VI shall include, without limitation, the right, without notice except as specified below, to solicit and accept bids for and sell the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee or the Required Lenders may deem commercially reasonable. Any sale or transfer by the Trustee and/or the Required Lenders of Financed Loans shall only be made to an Eligible Lender. The Borrower agrees that, to the extent notice of sale shall be required by law, 10 Business Days' notice to the Borrower of the time and

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                  place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Trustee to sell the Pledged Collateral to an Eligible Lender on an "as is" basis, without representation or warranty of any kind. The Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           Notwithstanding the foregoing, upon (i) the
                  occurrence of an event described in subsection (n) above, and
                  (ii) declaration by the Agent or the Required Lenders, by written notice to the Borrower and the Trustee, of the occurrence of the Termination Date, and provided that no other Event of Default shall then exist, the Trustee and the Lenders shall forbear from exercising their rights and remedies as a secured party to solicit and accept bids for and sell the Financed Loans (A) for a period of fifteen (15) days after such declaration, during which the Borrower may (but shall have no obligation to) deliver written notice to the Agent and Trustee of its intention to pay all of the Obligations (the "Notice of Intention to Pay"), and (B) provided that the Borrower has delivered the Notice of Intention to Pay within such 15-day period, for a period of up to an additional thirty
                  (30) days, during which the Borrower may (but shall have no obligation to) repay all of the Obligations, including, without limitation, the aggregate amount of principal and interest due on all Advances then outstanding, plus accrued and unpaid interest which will be owing on such Advances upon the date of the repayment of all of the Obligations, plus interest which would accrue and be owing on any such Advances owing to Concord through the end of all outstanding Interest Periods. If (A) the Borrower shall fail to deliver the Notice of Intention to Pay within such 15-day notice period, or (B) after timely delivery of the Notice of Intention to Pay, the Borrower shall fail to repay all of the Obligations within such 30-day repayment period, then the Borrower's right and option hereunder to repay the Obligations shall lapse and expire and shall have no continuing force or effect, time being of the essence. Except for such forbearance, the Borrower's rights hereunder have no affect upon and shall not alter or impair in any way the rights and remedies of the Trustee and the Lenders pursuant to this Article VI. Neither the granting to the Borrower of the rights hereunder to repay all of the Obligations after declaration of the Termination Date, nor the lapse or expiration of such rights, shall constitute a waiver by the Borrower of any rights the Borrower may have under the UCC of the applicable jurisdiction or other applicable laws to repay the Obligations or to purchase the Collateral in connection with a public sale.

                                   ARTICLE II

                               GENERAL PROVISIONS

         SECTION 2.01 DATE OF EXECUTION. Although this Amendment for convenience and for the purpose of reference is dated and shall be effective as of September 29, 1999, the actual dates of execution by the Borrower, by Concord and by the Trustee are as indicated by their respective acknowledgments hereto annexed.

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         SECTION 2.02 LAWS GOVERNING. It is the intent of the parties hereto that this Amendment shall in all respects be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         SECTION 2.03 SEVERABILITY. If any covenant, agreement, waiver, or part thereof contained in this Amendment shall be forbidden by any pertinent law or under any pertinent law shall be effective to render this Amendment invalid or unenforceable or to impair the lien hereof, then such covenant, agreement, waiver, or part thereof shall itself be and is hereby declared to be wholly ineffective, and this Amendment shall be construed as if the same were not included herein.

         SECTION 2.04 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

                                   ARTICLE III

                      APPLICABILITY OF ORIGINAL AGREEMENT

         The provisions of the Original Agreement are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Amendment. The representations, warranties and covenants contained in the Original Agreement, except as expressly modified herein, are hereby reaffirmed with same force and effect as if fully set forth herein and made again as of the date hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                               THE BORROWER:

                               NHELP-I, INC.

                               By /s/ Terry J. Heimes
                                  ----------------------------------------------
                                  Terry J. Heimes, Vice President and Treasurer

                               Date --------------------------------------------

                               c/o National Higher Education Loan Program
                               121 South 13 Street, Suite 301
                               Lincoln, NE 68508
                               Attn: Terry J. Heimes
                               (402) 458-2303
                               Fax:(402)458-2399

                               THE LENDER:

                               CONCORD MINUTEMEN CAPITAL COMPANY, LLC

                               By /s/ Thomas J. Irvin
                                  ----------------------------------------------
                                  Thomas J. Irvin, Manager

                               Date --------------------------------------------

                               c/o The Liberty Hampshire Company, LLC
                               227 West Monroe
                               Suite 4000
                               Chicago, Illinois 60606
                               Attn: Lisa Gajewski
                               (312)977-4583
                               Fax: (312)977-1699

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                               THE TRUSTEE:

                               By /s/ Susan E. Jacobsen
                                  ----------------------------------------------
                                  Susan E. Jacobsen
                                  Corporate Trust Officer

                               Date 9/23/99

                               Norwest Bank Minnesota, National Association
                               6th & Marquette Avenue
                               Minneapolis, MN 55479-0069
                               Attn: Corporate Trust Services
                               (612)667-5745
                               Fax: (612)667-2149

CONSENTED TO AND ACKNOWLEDGED:

THE AGENT:

MELLON BANK: N.A.

By /s/ Robert F. Wagner
   -------------------------------------
   Robert F. Wagner, Vice President

Date 9/19/99

Mellon Bank, N.A.
One Mellon Bank Center
Room 410
Pittsburgh, PA 15258
(412)234-0783
Fax: (412)236-6592

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